UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2012

Materion Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

On December 10, 2012, a press release issued by Materion Corporation (the “Company”) was inadvertently furnished under Item 2.02 of Form 8-K rather than Item 7.01. This amendment is filed to delete Item 2.02 and the disclosure thereunder and replace it with the disclosure below under Item 7.01. This amendment continues to speak as of the date of the original filing of the Form 8-K, and the Company has not updated the disclosures contained herein to reflect any events that occurred at a later date.

Item 7.01 Regulation FD Disclosure.

On December 10, 2012, the Company issued a press release announcing the consolidation of certain manufacturing facilities and related adjustments to the Company’s expected results of operations for 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

December 12, 2012	By:	/s/ Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary